                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                 Amendment No. 1
                                  FORM  8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 28, 1995



                        AMATI COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



          0-4187                                  94-1675494
(Commission File Number)                (IRS Employer Identification No.)

     3801 Zanker Road, P.O. Box 5143, San Jose, California 95150
    (Address of Principal Executive Offices)    (Zip Code)



Registrant's telephone number, including area code: (408) 433-3300


                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) The financial information required pursuant to Item 7(a)(1) of Form 8-K is attached hereto as Exhibit 99.1.

          (b) The pro forma financial information required pursuant to Item 7(b)(1) of Form 8-K is attached hereto as Exhibit 99.2.

          (c)  Exhibits

               99.1 Amati Communications Corporation ("Old Amati") Condensed
                    Balance sheet, Condensed Statements of Operation and Condensed Statement Cash Flows (unaudited).

               99.2 Pro Forma Condensed Consolidated Financial Statements for
                    Amati, Communications Corporation (formerly ICOT Corporation) and Amati Communications Corporation ("Old Amati").

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                              AMATI COMMUNICATIONS CORPORATION


Date:  February 12, 1996      By:  /s/ James E. Steenbergen
                                   ------------------------------------------
                                   James E. Steenbergen, President and Chief
                                   Executive Officer

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